UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 25, 2005, the shareholders of National Penn Bancshares, Inc. will hold their annual meeting of shareholders. At that meeting, the Chief Executive Officer and President of National Penn will each make a presentation to shareholders. The texts of these presentations are furnished in this report, pursuant to this Item 7.01, as Exhibit 99.1. No part of this Report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

10.1	Text of Officers’ Presentations to be made at the National Penn Bancshares, Inc. annual meeting of shareholders on April 25, 2005 (furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	April 25, 2005	By:	/s/ Wayne R. Weidner
			Name:	Wayne R. Weidner
			Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

10.1	Text of Officers’ Presentations to be made at the National Penn Bancshares, Inc. annual meeting of shareholders on April 25, 2005 (furnished pursuant to Item 7.01 hereof).